Exhibit 99.1

United States Bankruptcy Court

Southern District of Texas

Corpus Christi Division

Case Name:	Seahawk Drilling Inc., Debtor in Possession	(1) (2) (3) (7)	Petition Date:	2/11/2011
Case Number:	11-20089

Monthly Operating Report Summary for Month - August / Year 2011

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month (6) 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011
Revenues	4,231,305	9,355,194	8,216,364	—	—	—	—
Income Before Interest, Taxes, Depr., Amort.	(7,035,345)	(2,797,229)	55,046,945	10,536,106	(18,258,583)	(20,994,422)	(13,205,583)
Net Income (Loss)	(7,175,571)	(3,617,185)	54,718,912	10,294,856	(18,583,724)	(21,300,182)	(13,520,363)
Payments to Insiders	(1,969,502)	(103,914)	(161,708)	(328,583)	(118,455)	(159,840)	(265,038)
Payments to Professionals	—	(75,000)	(3,932,727)	(1,695,250)	(867,733)	(1,786,006)	(1,072,060)
Total Disbursements	(14,207,890)	(9,936,438)	(30,251,975)	(12,921,160)	(6,192,494)	(3,751,633)	(2,001,648)

	Required Insurance Maintained (9) As of Signature Date		Exp Date
Casualty	Yes ( )	No (X) (8)
Liability	Yes (X)	No ( )	September 2012
Vehicle	Yes (X)	No ( )	September 2012
Workers	Yes (X)	No ( )	September 2012
Other	Yes (X)	No ( )	April 2017

Circle One
Are all accounts receivable being collected within terms?	Yes ( )	No (X) (4)
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (X)	No ( )
Have any pre-petition liabilities been paid?	Yes (X)	No ( )
If so, describe:	Only as approved in 1st day order and interim DIP order; taxing authorities, insurance, employee benefits / expense reports, Natixis bank group
Are all funds received being deposited into DIP bank accounts?	Yes (X)	No ( )
Were any assets disposed of outside the normal course of business?	Yes (X)	No ( )
If so, describe:	March: sale of Sonora assets; April: completed asset sale to Hercules (see footnote 6 below)
Are all U.S. Trustee Quarterly Fee Payments current?	Yes (X)	No ( ) (5)
What is the status of your Plan of Reorganization?	Filed Friday, May 20, 2011. Disclosure statement hearing was on July 7, 2011.
Confirmation hearing was held on September 27, 2011.

Attorney Name	Berry D. Spears
Firm Name	Fulbright & Jaworski L.L.P.
Address	1301 McKinney
Suite 5100
City, State, ZIP	Houston, TX 77010
Telephone/Fax	713.651.5151

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR) is true and correct.

/s/ James R. Easter	Title	President and CEO
(Original Signature)

James R. Easter		9/30/2011
(Print Name of Signatory)		(Date)

(1)	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached; the following entities are included in the joint administration: Seahawk Drilling, Inc., Seahawk Global Holdings, LLC, Seahawk Drilling Management, LLC, Seahawk Drilling, LLC, Seahawk Drilling USA, LLC, Seahawk Offshore Management, LLC, Energy Supply International, LLC, Seahawk Mexico Holdings, LLC.
(2)	By agreement with the US Trustee, these reports are to be provided 30 days following each month end.
(3)	Prepared according to GAAP, unless otherwise noted
(4)	Outstanding receivables were collected within the same time period consistent with our pre-filing experience. However, effective 4/27, all receivables were sold to Hercules Offshore, Inc., with the exception of those related to Great GulfCan.
(5)	Debtor believes as of September 14th, all payments are current and up to date
(6)	On April 27, 2011 the Debtors sold all drilling assets and related working capital assets to Hercules Offshore, Inc. under the court approved asset purchase agreement and received $25,000,012 cash and 22,321,425 shares of HERO stock. April period contains $59.2M gain resulting from the sale.
(7)	Effective in April, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.
(8)	Casualty insurance is not required
(9)	In the company’s MOR reports for April, May, June and July it was erroneously stated that we carried these insurance policies. Since learning of the inadvertant cancellation of these policies, we have put new insurance policies in place and currently have the indicated coverage.

MOR 1

Case Name:	Seahawk Drilling Inc., Et Al (4)
Case Number:	11-20089

Comparative Balance Sheets

Description	Filing Date*	Month 2/28/2011	Month 3/31/2011	Month (1) 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011

ASSETS
Cash and Cash Equivalents	$4,071,237	$3,300,277	$2,658,364	$14,440,970	$15,289,873	$14,072,460	$11,277,768	$9,285,908
Trade Receivables, net	17,987,928	16,798,437	16,271,656	—	—	—	—	—
Inventory	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—
Due from Pride	1,440,670	1,440,670	1,440,670	1,440,670	1,440,670	1,440,670	1,440,670	1,440,670
Insurance Claims	2,072,172	1,922,467	1,925,741	1,927,134	1,642,337	1,516,894	1,494,607	1,494,607
Other Current Assets	7,346,857	6,774,007	2,513,034	1,673,079	1,626,739	1,576,739	1,395,512	1,391,974
ST Investments (3)	—	—	—	126,785,694	139,508,906	122,991,052	104,910,698	94,196,414
Assets Held for Sale	14,550,000	14,550,000	14,898,691	—	—	—	—	—

Total Current Assets	47,468,864	44,785,858	39,708,156	146,267,546	159,508,525	141,597,815	120,519,254	107,809,572

Property, Plant & Equipment (Net)	76,157,375	75,751,036	75,081,771	2,311,788	2,263,296	2,214,804	2,166,312	2,117,820
Other Long Term Assets	—	—	—	—	—	—	—	—
Deferred Cost - Long Term Portion	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—

Total Other Long Term Assets	—	—	—	—	—	—	—	—

TOTAL ASSETS	$123,626,240	$120,536,894	$114,789,927	$148,579,334	$161,771,820	$143,812,619	$122,685,566	$109,927,392

LIABILITIES & SHAREHOLDERS EQUITY
Pre-petition Liabilities
Accounts Payable	12,660,585	9,756,143	9,440,014	425,129	399,567	364,606	336,715	396,367
Pride	17,181,355	17,224,790	17,224,790	17,224,790	17,224,790	17,224,790	17,224,790	17,224,790
Notes Payable - Secured	—	—	—	—	—	—	—	—
Priority Debt	—	—	—	—	—	—	—	—
Payoll Taxes	86,667	212,993	—	—	—	—	—	—
Unsecured Debt	—	—	—	—	—	—	—	—
Other	36,274,816	31,908,482	31,315,471	30,670,152	28,223,933	28,487,546	28,153,992	28,156,330

Total Pre-petition Liabilities	66,203,423	59,102,408	57,980,274	48,320,071	45,848,290	46,076,942	45,715,497	45,777,486
Post-petition Liabilities
Accounts Payable	—	358,387	748,671	641,622	1,857,556	1,855,162	1,006,599	1,326,179
Due to Pride	—	184,235	627,937	868,735	1,223,657	1,574,040	1,932,277	2,280,268
Accrued Expenses	—	7,103,468	8,568,763	9,550,416	4,732,202	4,578,064	5,427,597	5,282,521
Current Debt	17,900,000	20,726,911	18,114,402	5,750,000	14,383,205	14,536,899	14,697,392	14,859,668
Other Current Liabilities	—	701,772	0	0	0	0	0	0

Total Post-petition Liabilities	17,900,000	29,074,774	28,059,773	16,810,773	22,196,620	22,544,166	23,063,865	23,748,635

Total Current Liabilities	84,103,423	88,177,182	86,040,047	65,130,844	68,044,910	68,621,107	68,779,363	69,526,122

Pre-petition Long-Term Liabilities:
Long-Term Accruals and Provisions	2,119,421	2,128,165	2,144,110	2,123,809	2,139,239	2,155,698	2,170,614	2,186,045
Intercompany Accounts Payable (2)	359,108,881	359,112,603	359,104,011	359,104,011	359,072,145	359,104,011	359,104,011	359,104,011
Deferred Income Taxes - Long Term	—	—	—	—	—	—	—	—

Total Long Term Liabilities	361,228,302	361,240,768	361,248,121	361,227,819	361,211,384	361,259,709	361,274,625	361,290,056

TOTAL LIABILITIES	445,331,725	449,417,950	447,288,168	426,358,663	429,256,294	429,880,816	430,053,988	430,816,177

Total Shareholders Equity	(321,705,485)	(328,881,056)	(332,498,241)	(277,779,330)	(267,484,474)	(286,068,198)	(307,368,422)	(320,888,786)

TOTAL LIABILITIES & SHAREHOLDERS EQUITY	$123,626,240	$120,536,894	$114,789,927	$148,579,334	$161,771,820	$143,812,619	$122,685,566	$109,927,392

*	Per Schedules and Statement of Affairs
(1)	April 22, 2011 was the claims bar date in the debtors cases, excluding governmental agencies. The debtors are now reconciling claims to those scheduled.
(2)	For non-governmental agencies, claims bar date was April 22, 2011. Will be reconciled and reported according to GAAP in subsequent months.
(3)	22.3 Million shares of Hercules stock at $5.68/share at market close on April 27, 2011. The stock is revalued each month at the closing price on the last trading day of the month.
(4)	Effective in April, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.

MOR 2/3

Case Name:	Seahawk Drilling Inc., Et Al (2)
Case Number:	11-20089

Schedule of Post-Petition Liabilities

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011
Pre-Petition Liabilities:
Trade accounts payable	$9,756,143	$9,440,014	$425,129	$399,567	$364,606	$336,715	$396,367
Due to pride	17,224,790	17,224,790	17,224,790	17,224,790	17,224,790	17,224,790	17,224,790
Short-term debt - secured	—	—	—	—	—	—	—
Accrued expenses and other current liabilities
Contingency claims	11,561,084	11,734,606	11,734,606	11,618,831	11,933,724	11,611,444	11,615,197
Payroll and benefits	—	—	—	—	—	—	—
Accrued medical insurance	4,688,454	4,214,381	3,671,518	3,172,844	3,121,564	3,110,291	3,108,875
Payroll taxes	212,993	—	—	—	—	—	—
Other taxes	25,000	25,000	25,000	25,000	25,000	25,000	25,000
Deferred mobilization revenue	86,667	—	—	—	—	—	—
Customer advances	—	—	—	—	—	—	—
Accrued rent	667,257	667,257	667,257	667,257	667,257	667,257	667,257
Accrued professional fees	49,005	2,845	—	—	—	—	—
Other accrued expenses	14,831,015	14,671,381	14,571,771	12,740,000	12,740,000	12,740,000	12,740,000

Total accrued expenses and other current liabilities	32,121,475	31,315,471	30,670,152	28,223,933	28,487,546	28,153,992	28,156,330
Long-term accruals and provisions	2,128,165	2,144,110	2,123,809	2,139,239	2,155,698	2,170,614	2,186,045
Intercompany accounts payable (1)	359,112,603	359,104,011	359,104,011	359,072,145	359,104,011	359,104,011	359,104,011

Total Pre-Petition Liabilities	420,343,176	419,228,395	409,547,890	407,059,674	407,336,651	406,990,123	407,067,542

Post-Petition Liabilities:
Trade Accounts Payable	358,387	748,671	641,622	1,857,556	1,855,162	1,006,599	1,326,179
Due to Pride	184,235	627,937	868,735	1,223,657	1,574,040	1,932,277	2,280,268
Short-term debt	20,726,911	18,114,402	5,750,000	14,383,205	14,536,899	14,697,392	14,859,668
Accrued expenses and other current liabilities
Contingency claims	—	34,433	32,863	147,067	119,482	116,039	115,902
Payroll and benefits	630,030	998,717	842,918	64,235	84,045	84,045	109,083
Accrued medical insurance	—	—	—	—	—	—	—
Payroll taxes (3)	567,905	659,101	795,854	720,169	100,334	—	—
Other taxes	95,911	120,911	295,911	295,911	295,911	295,911	296,928
Deferred mobilization revenue	256,806	—	—	—	—	—	—
Customer advances	358,300	—	—	—	—	—	—
Accrued rent	—	23,009	46,017	69,026	209,546	115,043	138,052
Accrued professional fees	1,053,705	1,141,301	2,760,036	1,028,539	1,273,998	2,379,918	2,385,464
Other accrued expenses	4,842,583	5,591,291	4,776,817	2,407,255	2,494,748	2,436,640	2,237,092

Total accrued expenses and other current liabilities	7,805,240	8,568,763	9,550,416	4,732,202	4,578,064	5,427,597	5,282,521
Long-term accruals and provisions	—	—	—	—	—	—	—
Intercompany accounts payable	—	—	—	—	—	—	—

Total Post-Petition Liabilities	$29,074,774	$28,059,773	$16,810,773	$22,196,621	$22,544,166	$23,063,865	$23,748,635

(1)	Claims bar date was April 22, 2011 for non-governmental agencies. Will be reconciledand reported according to GAAP in subsequent months.
(2)	Effective in April, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.
(3)	Company adjusted accrual balance in June after review of current data.

MOR 4

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Aging of Post-Petition Liabilities as of August 31, 2011

Days	Total	Trade Accounts	Federal Taxes	State Taxes	Ad Valorem, Other Taxes

0-30	939,162	939,162	—	—	—

31-60	22,924	22,924	—	—	—

61-90	6,724	6,724	—	—	—

91+	654,297	357,369	—	—	296,928

TOTAL SEAHAWK	1,623,107	1,326,179	—	—	296,928

Aging of Accounts Receivable

Month	Month 2/28/2011	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011

0-30	13,302,498	12,019,703	—	—	—	—	—

31-60	3,249,761	4,349,870	—	—	—	—	—

61-90	292,314	3,001	—	—	—	—	—

91+	(46,136)	(100,919)	—	—	—	—	—

TOTAL SEAHAWK	16,798,437	16,271,656	—	—	—	—	—

MOR 5

Case Name:	Seahawk Drilling Inc., Et Al (3)
Case Number:	11-20089

Statement of Income (Loss)

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month (1) 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011	Filing to Date
Operating Revenue	4,267,470	8,609,672	7,975,567	—	—	—	—	20,852,709
Mob/Demob/Reimbursable Revenue	(36,165)	745,522	240,797	—	—	—	—	950,153

Total Revenues	4,231,305	9,355,194	8,216,364	—	—	—	—	21,802,863

Costs and Expenses
Operating Costs
Wages & Burden (2)	1,359,019	3,385,738	3,653,911	(333,236)	342,773	(280,660)	116,912	8,244,458
Repairs & Maintenance / Supplies	337,772	620,916	473,727	—	8,477	—	990	1,441,882
Rental Expenses	168,731	(58,929)	183,140	—	—	—	—	292,942
Other Operating Costs	738,915	1,217,365	2,306,847	—	—	—	—	4,263,126
Mob/Demob/Reimbursable Expense	253,764	561,216	(50,166)	—	—	—	—	764,813
Other Direct Costs	619,881	2,760,362	136,664	35,766	—	1,484	13,460	3,567,616

Total Operating Costs	3,478,080	8,486,668	6,704,122	(297,470)	351,251	(279,176)	131,361	18,574,837

Depreciation & Amortization	406,340	669,265	151,954	48,492	48,492	48,492	48,492	1,421,527
General & Administrative	7,261,188	2,616,530	5,626,770	2,175,843	1,096,440	2,916,866	2,097,356	23,790,993
(Gain) Loss on Sale of Fixed Assets	—	—	(59,233,909)	29,800	—	—	—	(59,204,109)
Impairment of Fixed Assets	—	—	(200,018)	—	—	—	—	(200,018)

Operating Income (Loss)	(6,914,303)	(2,417,269)	55,167,444	(1,956,665)	(1,496,183)	(2,686,182)	(2,277,209)	37,419,633

Other Income (Expense)
Interest Income (Expense)	(131,481)	(804,012)	(312,603)	(257,686)	(276,817)	(290,844)	(295,577)	(2,369,019)
Other Income (Expense) (4)	(121,042)	(379,960)	(120,499)	12,492,771	(16,762,400)	(18,308,240)	(10,928,374)	(34,127,744)

Income Before Income Taxes	(7,166,827)	(3,601,240)	54,734,342	10,278,420	(18,535,399)	(21,285,266)	(13,501,160)	922,870

Income Tax Expense (Benefit)	8,744	15,945	15,430	(16,435)	48,325	14,916	19,203	106,128

Income (Loss) from Continuing Operations	(7,175,571)	(3,617,185)	54,718,912	10,294,856	(18,583,724)	(21,300,182)	(13,520,363)	816,742

(1)	On April 27, 2011 the Debtors sold all drilling assets and related working capital assets to Hercules Offshore, Inc. under the court approved asset purchase agreement and received $25,000,012 cash and 22,321,425 shares
(2)	Credit relates to payroll being overaccrued in April with the corrections flowing through in May
(3)	Effective in April, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.
(4)	Beginning in May, includes gain/(loss) from the revaluation of the 22.3 million HERO shares held as short term investment.

MOR 6

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Statement of Cash Flows

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011
Beginning Cash Balance	4,071,237	3,300,277	2,658,364	14,440,970	15,289,873	14,072,460	11,277,768

Contract Drilling	6,035,902	9,180,203	10,852,454	4,952,768	4,550,950	853,272	— (1)
Other	813,007	114,322	25,031,987	317,294	424,133	103,669	9,787

Total Cash Receipts	6,848,909	9,294,525	35,884,441	5,270,062	4,975,083	956,941	9,787

Operating Expenses	(1,022,663)	(2,829,125)	(2,791,900)	(1,227,027)	(325,913)	(844,730)	(445,259)
Payroll	(2,298,422)	(4,030,567)	(3,174,576)	(1,190,403)	(447,899)	(267,625)	(484,329)
Insurance	(3,520,032)	—	—		—	—	—
AR Collections remitted to Hercules	—	—	—	(6,930,633)	(4,550,950)	(853,272)	—
Ordinary Course Professionals	—	—	—			—	—
Rent	—	—	—			—	—
G&A and Other	—	—	—			—	—

Total Cash Disbursements	(6,841,117)	(6,859,692)	(5,966,476)	(9,348,063)	(5,324,762)	(1,965,627)	(929,588)

Net Cash Flow From Operations	7,792	2,434,833	29,917,965	(4,078,001)	(349,679)	(1,008,686)	(919,801)

Restructuring Related
CIC and LTIP Payments	(2,305,217)	—	(68,461)	(1,877,846)	—	—	—
Restructuring Professionals	—	(75,000)	(3,932,727)	(1,695,250)	(867,733)	(1,786,006)	(1,072,060)
U.S. Trustee	—	—	—		—	—	—

Total Restructuring Related	(2,305,217)	(75,000)	(4,001,188)	(3,573,096)	(867,733)	(1,786,006)	(1,072,060)

Financing Fees
Natixis Facility Repayment	(17,900,000)	—	—		—	—	—
DIP Fees	—	—	(1,577,465)		—	—	—
DIP Interest	—	(389,237)	(192,203)		—	—	—
DIP Borrowings (Repayment) (2)	19,426,465	(2,612,509)	(12,364,503)	8,500,000	—	—	—

Total Financing Payments / Borrowing	1,526,465	(3,001,746)	(14,134,171)	8,500,000	—	—	—

Ending Cash Balance	3,300,277	2,658,364	14,440,970	15,289,873	14,072,460	11,277,768	9,285,908

(1)	Although all rig assets and accounts receivable have been sold, customers have continued to remit payment to Seahawk Drilling, Inc. The payments are subsequently forwarded to Hercules, who now own those receivables.
(2)	DE Shaw DIP loan was repaid ($18.1M) during April and received $5.8M under the new Hayman DIP agreement. Received an additional $8.5M in May from Hayman.

MOR 7

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Cash Account Reconciliation - Month of 8/1/11 - 8/31/11

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

Bank Name Account Number Account Type	30647841 SDI	Checking 38749957 SDI	38749965 SDI	30803656 SH Drlg LLC	Checking 38751256 SH Drlg LLC	38751264 SH Drlg LLC	30648414 SH Drlg LLC	30806072 ESI	Checking 38803853 ESI
Bank Balance	8,937,231	0	0	0	0	0	0	0	0
Deposit in Transit	0	0	0	0	0	0	0	0	0
Outstanding Checks	(86,876)	(566,014)	0	0	(23,485)	0	0	0	0
Adjustment Bank Balance	0	0	0	0	0	0	0	0	0
Beginning Cash - Per Books	8,850,355	(566,014)	0	0	(23,485)	0	0	0	0
Receipts*	9,787	0	0	0	0	0	0	0	0
Intercompany	0	0	0	0	0	0	0	0	0
Transfers Between Accounts	(2,464,902)	1,968,230	0	0	64,464	0	0	0	0
— DIP Financing	0	0	0	0	0	0	0	0	0
— Checks / Other Disbursements	(101,243)	(1,410,730)	0	0	(57,467)	0	0	0	0
— Adjustment	0	0	0	0	0	0	0	0	0
Sub-Total Disbursements	(101,243)	(1,410,730)	0	0	(57,467)	0	0	0	0
Ending Cash - Per Books *	6,293,997	(8,514)	0	0	(16,488)	0	0	0	0

Bank Name Account Number Account Type	30765063 SDM	38751248 SDM	30806099 SDM	Checking 38803845 SDM	Encore 303093849 SH Mx Holdings	Encore 30327498 SDI	Total
Bank Balance	0	0	0	0	0	3,016,912	11,954,143
Deposit in Transit	0	0	0	0	0	0	0
Outstanding Checks	0	0	0	0	0	0	(676,375)
Adjustment Bank Balance	0	0	0	0	0	0	0
Beginning Cash - Per Books	0	0	0	0	0	3,016,912	11,277,768
Receipts*	0	0	0	0	0	0	9,787
Intercompany	0	0	0	0	0	0	0
Transfers Between Accounts	432,230	0	(22)	0	0	0	0
— DIP Financing	0	0	0	0	0	0	0
— Checks / Other Disbursements	(432,230)	0	22	0	0	0	(2,001,648)
— Adjustment	0	0	0	0	0	0	0
Sub-Total Disbursements	(432,230)	0	22	0	0	0	(2,001,648)
Ending Cash - Per Books *	0	0	0	0	0	3,016,912	9,285,908

*	Numbers should balance (match) Total Receipts and Total Disbursement lines on MOR 7.

MOR 8

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Payments to Insiders and Professionals

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME / COMP TYPE	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011
1. Randall D. Stilley / Salaries & Wages	24,128	48,256	48,256	24,128	—	—	—
Randall D. Stilley / PTO	—	—	—	—	—	17,012	—
Randall D. Stilley / Restricted Stock Vesting, Non-cash	740,889	—	—	—	—	—	—
Randall D. Stilley / Expense Reimbursement	9,948	—	4,479	662	662	—	—
2. William C. Hoffman / Salaries & Wages	15,432	30,865	30,865	15,432	—	—	—
William C. Hoffman / PTO	—	—	—	—	—	10,888	—
William C. Hoffman / Restricted Stock Vesting, Non-cash	445,084	—	—	—	—	—	—
3. Alejandro Cestero / Salaries & Wages	5,499	—	—	—	—	—	—
Alejandro Cestero / PTO Payout	2,909	—	—	—	—	—	—
Alejandro Cestero / Restricted Stock Vesting, Non-cash	179,053	—	—	—	—	—	—
Alejandro Cestero / Expense Reimbursement	40	—	—	—	145	—	—
4. Raymond Gonzales / Salaries & Wages	4,855	—	—	—	—	—	—
Raymond Gonzales / PTO Payout	1,831	—	—	—	—	—	—
Raymond Gonzales / Restricted Stock Vesting, Non-cash	46,500	—	—	—	—	—	—
5. James R. Easter / Salaries & Wages	12,397	24,794	24,794	24,794	32,486	46,462	179,385
James R. Easter / Restricted Stock Vesting, Non-cash	116,241	—	—	—	—	—	—
James R. Easter / Expense Reimbursement	120	—	1,082	2,489	—	—	—
6. Robert E. Moore / Salaries & Wages	5,048	—	—	—	—	—	—
Robert E. Moore / PTO Payout	2,654	—	—	—	—	—	—
Robert E. Moore / Restricted Stock Vesting, Non-cash	69,750	—	—	—	—	—	—
7. Stephen Snider / Board of Directors Restricted Stock Vesting, Non-cash	78,101	—	—		—	—	—
8. Franklin F. Myers / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—	—	—	—	—
Franklin F. Myers / Salaries & Wages	—	—	17,411	12,500	12,500	12,500	12,500
9. Ed P. Segner III / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—	—	—	—	—	—
Ed P. Segner III / Salaries & Wages	—	—	17,411	12,500	12,500	12,500	12,500
10. Mark E. Baldwin / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—	—	—	—	—	—
11. Richard J. Alario / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—	—	—	—	—
12. John T. Nesser III / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—	—	—	—	—
John T. Nesser / Salaries & Wages	—	—	17,411	12,500	12,500	12,500	12,500
13. Martha R. Vance / Salaries & Wages	—	—	—	110,260	38,403	47,979	48,153
14. Mark D. Denny / Salaries & Wages (1)	—	—	—	113,318	9,260	—	—
TOTAL INSIDERS	1,969,502	103,914	161,708	328,583	118,455	159,840	265,038

PROFESSIONALS	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011
1. Simmons & Co.		75,000	2,197,250
2 Alvarez & Marsal			500,000		735,646	194,357	—
3 Fulbright & Jaworski			487,268	637,651	—	1,007,110	461,706
4 Akin Gump			96,021	650,745	—	281,245	330,667
5 Heller, Draper, Hayden, Patrick & Horn, LLC			150,087	—	124,708	96,601	103,357
6 Jones Day			120,000	45,000	—	58,939	55,099
7 Vinson & Elkins LLP			329,672	6,417	—	—	—
8 Jordan, Hyden, Womble, Culbreth & Holzer, PC			52,429	16,626	7,380	6,185	19,431
9. Kurtzman Carson Consultants LLC				224,806	—	34,585	—
10. Duff & Phelps Securities, LLC				114,004	—	106,985	101,800
TOTAL PROFESSIONALS	—	75,000	3,932,727	1,695,250	867,733	1,786,006	1,072,060

(1)	Mark Denny was VP from May 2, 2011 through June 14, 2011.

MOR 9

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Exhibit A - Disbursements

Entity	Case No.	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 6/30/2011	Month 7/31/2011	Month 8/31/2011
SEAHAWK DRILLING LLC	11-20088	(25,679)	(238,901)	(893,963)	(131,215)	(89,882)	(82,504)	(57,075)
SEAHAWK DRILLING INC.	11-20089	(9,647,089)	(5,882,454)	(25,044,627)	(9,710,098)	(5,837,358)	(3,310,142)	(1,460,222)
SEAHAWK MEXICO HOLDINGS LLC	11-20090	—	—	—	—	—	—	—
SEAHAWK DRILLING MANAGEMENT LLC	11-20091	(3,265,300)	(528,580)	(605,006)	(2,371,654)	(265,254)	(358,988)	(484,351)
SEAHAWK OFFSHORE MANAGEMENT LLC	11-20092	(1,269,822)	(3,149,377)	(3,041,015)	(708,193)	—	—	—
ENERGY SUPPLY INTERNATIONAL LLC	11-20093	—	(137,126)	(667,365)	—	—	—	—
SEAHAWK GLOBAL HOLDINGS LLC	11-20094	—	—	—	—	—	—	—
SEAHAWK DRILLING USA LLC	11-20095	—	—	—	—	—	—	—
Total Disbursements (same as MOR-1 disbursements)		(14,207,890)	(9,936,438)	(30,251,975)	(12,921,160)	(6,192,494)	(3,751,633)	(2,001,648)